[LOGO OF TCW(R)]   TCW Convertible
                   Securities Fund, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Directors and Officers
Ernest O. Ellison           Coleman W. Morton
President and Director      Director

John C. Argue               Charles A. Parker
Director                    Director

Norman Barker, Jr.          Lawrence J. Sheehan
Director                    Director

Richard W. Call             Robert G. Sims
Director                    Director

Thomas D. Lyon              Philip K. Holl
Senior Vice President       Secretary

Kevin A. Hunter             Michael E. Cahill
Senior Vice President       General Counsel and Assistant Secretary

Thomas E. Larkin, Jr.       Peter C. DiBona
Senior Vice President       Treasurer

Hilary G.D. Lord
Senior Vice President
and Assistant Secretary

Alvin R. Albe, Jr.
Senior Vice President

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Shareholder Information
Investment Adviser
TCW Investment Management Company
865 South Figueroa Street
Los Angeles, California 90017

--------------------------------------------------------------------------------

Transfer Agent, Dividend Reinvestment
and Disbursing Agent and Registrar
The Bank of New York
Church Street Station
P.O. Box #11002
New York, New York 10277-0770

--------------------------------------------------------------------------------

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

--------------------------------------------------------------------------------

Independent Auditors
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017

--------------------------------------------------------------------------------

Legal Counsel
O'Melveny & Myers LLP
400 S. Hope Street
Los Angeles, California 90071

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TCW Convertible
Securities Fund, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual Report
December 31, 1999





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[LOGO OF TCW(R)]

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

-------------------------------------------------------------------------------
[LOGO OF TCW]     TCW Convertible Securities Fund, Inc.
                  The President's Letter

-------------------------------------------------------------------------------
Dear Shareholder:

  If you invested in the right stocks, the fourth quarter of 1999 and the year as a whole provided spectacular performance. However, if you were invested in value stocks or bonds, it was a dismal period. Fortunately for convertible in-vestors, the significant representation of rapidly growing technology and telecommunications companies powered convertibles to their best performance ever for both the fourth quarter and the year. This occurred despite a sharp increase in interest rates.

Performance of the Fund's Shares

  During 1999, the Fund's shareholders realized a total return of 16.1% (with dividends reinvested). This included four regular quarterly distributions of $0.21 per share and an additional year-end distribution of $0.71 per share for a total of $1.55 per share. Of this amount, $0.81 was classified as ordinary income and $0.74 was classified as long-term capital gain on a tax-basis.

  The market price of the Fund's shares was $9.625 per share at the beginning of the year and $9.5625 per share at the end of the year. The year-end market price per share represented a discount of 15.5% to the Fund's net asset value ("NAV") of $11.32 per share. This discount caused the return to shareholders to be below the return on NAV.

  However, this discount to NAV compares favorably with other funds in the closed-end convertible fund universe.

Fund Performance and Strategy

  The performance of the Fund was very good in absolute terms and relative to other convertible managers. However, for the first time in several years, it underperformed the First Boston Convertible Index. While we are not happy about this underperformance, it is solely due to the Index being skewed by one equity-like convertible security. As shown in Table 1, if you exclude Qualcomm preferred, which trades at well over 20X its initial price and represents 10.1% of the Index, the 1999 return declines by over 13 percent. As a point of reference, the Goldman Sachs Convertible Index, which eliminates a security if it reaches double its initial offering price, returned 20.5% for the year. Thus, we believe that, given our mandate to run a well diversified convertible portfolio, which will protect shareholders' capital during market declines, the performance of the Fund was excellent.

  The table below recaps the Fund's performance and compares it to several benchmarks.

                              Table 1 Performance

                                                                 Total Returns
                                                                 --------------
                                                                  4Q99    1999
                                                                 ------  ------
TCW Convertible Securities Fund................................. 23.8 %* 39.2 %*
First Boston Convertible Index.................................. 28.3 %  42.3 %
First Boston Convertible Index excluding Qualcomm............... 19.5 %  29.0 %
Goldman Sachs Convertible Index................................. 15.1 %  20.5 %
Lipper average of convertible mutual funds...................... 20.0 %* 30.6 %*
Standard & Poor's 500 Index..................................... 14.9 %  21.0 %

--------
 * After management fees and expenses at NAV with dividends reinvested.

-------------------------------------------------------------------------------
[LOGO OF TCW]     TCW Convertible Securities Fund, Inc.
                  The President's Letter (continued)

-------------------------------------------------------------------------------
  Throughout the year, the Fund benefited primarily from its holdings in the media, financial services, technology and telecommunications industries. As can be seen in Table 2, the performance of technology convertibles had unprec-edented gains.

                                    Table 2
                    TCW Top Performing Convertibles In 1999

                                                                   Total Returns
                                                                   -------------
Security                                                            4Q99   1999
--------                                                           ------ ------
Veritas Software 1.86%, due 8/13/2006............................. 144.9% 248.5%
Safeguard Securities 5%, due 6/15/2006............................ 106.4% 128.8%
Siebel Systems 5.5%, due 9/15/2006................................  97.2%  95.0%
Citrix Systems 0%, due 3/22/2019..................................  83.9% 148.8%
Conexant Systems 4.25%, due 5/01/2006.............................  72.1% 195.6%
Checkfree Holdings 6.5%, due 12/01/2006...........................  57.2%  57.2%
Comverse Technology 4.5%, due 7/01/2005...........................  51.1% 173.9%
Affymetrix 5%, due 10/01/2006.....................................  49.5%  50.4%
i2 Technologies 5%, due 12/15/2006................................  47.1%  47.1%
Internet Capital Group 5.5%, due 12/15/2004.......................  46.1%  46.1%

  The convertible new issue market had a record fourth quarter and year in 1999. During the quarter, 36 issues with a net value of $17.9 billion were brought to market. This total brought issuance for the year to 112 issues with a net value of $41.0 billion. In general, the terms on many new issues were attractive and we participated in many of them. While the terms on new issues have been attractive, the credit quality of the companies issuing convertibles continues to be low. During the quarter, only 5 of 36 issues were investment grade. For the year, only 18 issues were investment grade.

  The Fund began 1999 with significant weighting in the consumer staples sec-tor. However, during the first quarter, the Fund liquidated several media holdings in this sector such as Time Warner, MediaOne, and Cox Communications and re-deployed the proceeds into the technology and telecommunications areas where the fundamentals appeared to be particularly strong. Despite accelerat-ing world growth prospects, there still seemed little reason to increase the Fund's investments in either the basic industrial or consumer cyclical areas. Therefore, the investments in these areas remain minimal.

                                    Table 3
                            Fund Sector Allocation

                                                               12/31/98 12/31/99
                                                               -------- --------
Consumer Staples..............................................  55.0%    34.5%
Capital Goods.................................................  28.8%    54.7%
Consumer Cyclicals............................................   2.2%     0.6%
Basic Industries..............................................   2.8%     1.2%
Credit Sensitive..............................................  11.5%    14.4%

-------------------------------------------------------------------------------
[LOGO OF TCW]     TCW Convertible Securities Fund, Inc.
                  The President's Letter (continued)

-------------------------------------------------------------------------------

Economic and Market Outlook

  Interest rates rose substantially during the year. This, combined with in-creases in treasury yield spreads, eroded investment values and reduced the downside protection of many convertible issues. With recent economic strength and Y2K fears out of the market, a 25-basis point increase in the Federal Funds rate by the Federal Reserve Board (the "Fed") at the February 2000 meet-ing was a good bet. Furthermore, we believe that rates are likely to rise at least one more time during the Spring of 2000. Some market strategists are forecasting a 100 basis point increase in the Fed Funds rate this year. We be-lieve this is unlikely given that 2000 is an election year and that the three tightenings in 1999 have not yet impacted the economy due to the time lag as-sociated with changes in monetary policy.

                                    Table 4
                           U.S. Treasury Securities
                                    Yields

                                       3      6      1     3     5    10    30
                                     Months Months Year  Years Years Years Years
                                     ------ ------ ----- ----- ----- ----- -----
12/31/98............................ 4.46%  4.54%  4.53% 4.67% 4.54% 4.65% 5.10%
12/31/99............................ 5.33%  5.74%  5.96% 6.29% 6.34% 6.44% 6.48%
Change.............................. 0.87%  1.20%  1.43% 1.62% 1.80% 1.79% 1.38%

  The economy remains strong with fourth quarter real GDP growth likely to be in the 5.8% range. We believe that growth in the first quarter will also be robust due to continued strength in consumer spending. However, as recent in-terest rate hikes take hold and higher mortgage rates reduce refinancings, growth should moderate by the second half of 2000. This should lead to a peak in interest rates during the spring and keep inflation under control.

  With the parabolic rise in many stock prices in December and the prospect of rising interest rates in 2000, we believed it was prudent to raise a modest amount of cash at year-end. Therefore, we sold several holdings which had appreciated in price rapidly. These included Internet Capital Group, i2 Techonolgies, Safeguard Scientifics and Affymetrix. In addition, we pared back holdings in AOL, Veritas Software and Siebel Systems. As the first quarter progresses, the market could be volatile and a moderate correction could ensue. Furthermore, we expect the new issue market will be robust and attractive securities will be available for purchase. In either case, having some cash reserves should be beneficial.

--------------------------------------------------------------------------------
[LOGO OF TCW]     TCW Convertible Securities Fund, Inc.
                  The President's Letter (continued)

--------------------------------------------------------------------------------

Dividend Reinvestment Plan

  Shareholders who wish to add to their investment may do so through the Divi-dend Reinvestment Plan (the "Plan"). Under the Plan, your dividend is used to purchase shares on the open market whenever shares and the related sales com-mission are selling below the Fund's Net Asset Value per share. If the market price, including commission, is selling above the Net Asset Value, you will re-ceive shares at a price equal to the higher of the Net Asset Value per share on the payment date or 95% of the closing market price.

  To enroll in the Plan, if your shares are registered in your name, write to the Bank of New York, Church Street Station, P.O. Box #11002, New York, New York 10277-0770, or call their toll free number (800) 432-8224. If your shares are held by a brokerage firm, please call your broker. If, however, you need assistance, please call our investor relations department at (800) FUND-TCW (386-3829). As always, we would be pleased to accommodate your investment needs.

  We would like to remind you that the Fund may, when appropriate, attempt to repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

                  Sincerely,

                  /s/ Ernest O. Ellison

                  Ernest O. Ellison
                  President and Director

                  February 11, 2000

--------------------------------------------------------------------------------
[LOGO OF TCW]     TCW Convertible Securities Fund, Inc.
                  Schedule of Investments
                  December 31, 1999

--------------------------------------------------------------------------------
 *Non-income producing.
**Restricted Security (Note 8).
See accompanying Notes to Financial Statements.

 Number of                                                          Market
  Shares                                                             Value
 ---------                                                        -----------
           Common Stock (Cost: $5,791,825) (2.0% of Net Assets)
           Computer Services (2.0%)
  326,300  Metamor Worldwide, Inc..............................   $ 9,503,488*
                                                                  -----------
           Convertible Preferred Stock
           Banking (4.6%)
  243,580  CNB Capital Trust, $1.50............................     8,464,405
  143,100  National Australia Bank, $1.969.....................     3,953,138
  113,700  Sovereign Capital Trust, $3.75......................     5,542,875
  122,020  Westpac Banking Corp., Ltd., $3.135.................     3,912,266
                                                                  -----------
           Total Banking.......................................    21,872,684
                                                                  -----------
           Commercial Services (2.5%)
  319,500  Cendant Corp., $3.75................................    11,941,313
                                                                  -----------
           Computer Software (0.8%)
   25,300  Morgan Stanley Dean Witter & Co., Exchangeable Cisco
            Systems, Inc., $5.948..............................     3,690,638
                                                                  -----------
           Electronics (1.8%)
  124,086  Morgan Stanley Dean Witter & Co., Exchangeable
            Applied Materials, Inc., $2.37.....................     8,608,466
                                                                  -----------
           Financial Services (0.7%)
  115,100  Host Marriott Financial Trust, $3.375...............     3,611,263
                                                                  -----------
           Healthcare (1.1%)
   74,800  Laboratory Corp. of America Holdings, $4.25.........     5,161,200
                                                                  -----------
           Media-Broadcasting & Publishing (1.3%)
   92,200  Cox Communications, Inc., $3.50.....................     6,269,600
                                                                  -----------
           Oil & Gas (1.2%)
  162,300  Apache Corp., $2.015................................     5,761,650
                                                                  -----------
           Retail (1.0%)
  137,100  Dollar General Corp., $3.352........................     4,952,738
                                                                  -----------
           Telecommunications (4.8%)
   20,420  Global Crossing Ltd., (144A), $8.944................     5,666,550**
   93,800  MediaOne Group, Inc., Exchangeable Vodafone AirTouch
            PLC, $3.041........................................     4,502,400

 Number of                                                          Market
   Shares                                                            Value
 ---------                                                        -----------
    247,605 Merrill Lynch & Company, Inc., Exchangeable Lucent
             Technologies, Inc., $0.575........................   $ 3,087,337
    481,118 Morgan Stanley Dean Witter & Co., Exchangeable MCI
             WorldCom, Inc., $0.513............................     3,848,944
      2,900 Morgan Stanley Dean Witter & Co., Exchangeable
             QUALCOMM, Inc., $100.55...........................     5,622,375
                                                                  -----------
            Total Telecommunications...........................    22,727,606
                                                                  -----------
            Utilities (1.2%)
     91,600 AES Trust III, $3.375..............................     5,644,850
                                                                  -----------
            Total Convertible Preferred Stock (Cost:
             $82,688,722) (21.0%)..............................   100,242,008
                                                                  -----------
 Principal
   Amount
 ---------
            Fixed Income Securities
            Advertising (4.2%)
 $8,685,000 Interpublic Group of Companies, Inc., (144A),
             1.87%, due 06/01/2006.............................     9,966,038**
  6,760,000 Lamar Advertising Co., 5.25%, due 09/15/2006.......     9,886,500
                                                                  -----------
            Total Advertising..................................    19,852,538
                                                                  -----------
            Automotive (0.7%)
  3,770,000 Tower Automotive, Inc., 5%, due 08/01/2004.........     3,143,238
                                                                  -----------
            Banking (0.8%)
  4,680,000 Net.B@nk, Inc., 4.75%, due 06/01/2004..............     3,703,050
                                                                  -----------
            Commercial Services (2.7%)
  4,710,000 Interim Services, Inc., 4.5%, due 06/01/2005.......     4,168,350
  5,900,000 Internet Capital Group, Inc., 5.5%, due 12/21/2004.     8,636,125
                                                                  -----------
            Total Commercial Services..........................    12,804,475
                                                                  -----------

--------------------------------------------------------------------------------
[LOGO OF TCW]     TCW Convertible Securities Fund, Inc.
                  Schedule of Investments (continued)
                  December 31, 1999

--------------------------------------------------------------------------------

  Principal                                                         Market
   Amount                                                            Value
  ---------                                                         ------
             Computer Services (6.8%)
 $ 2,575,000 CheckFree Holdings Corp., (144A), 6.5%, due
              12/01/2006.......................................   $ 4,100,688**
   4,835,000 Goldman Sachs Group, Inc., Exchangeable Yahoo!
              Inc., 0.25%, due 12/06/2004......................     7,267,198
     133,700 Tribune Co., Exchangeable America Online, Inc.,
              2%, due 05/15/2029...............................    21,258,300
                                                                  -----------
             Total Computer Services...........................    32,626,186
                                                                  -----------
             Computer Software (8.4%)
   5,975,000 BEA Systems, Inc., (144A), 4%, due 12/15/2006.....     6,998,219**
   3,720,000 i2 Technologies, Inc., (144A), 5.25%, due
              12/15/2006.......................................     5,342,850**
   5,950,000 Siebel Systems, Inc., (144A), 5.5%, due
              09/15/2006.......................................    11,535,563**
   6,060,000 Veritas Software Corp., 1.856%, due 08/13/2006....    16,339,275
                                                                  -----------
             Total Computer Software...........................    40,215,907
                                                                  -----------
             Electronics (21.4%)
  11,700,000 ASM Lithography Holding N.V., (144A), 4.25%, due
              11/30/2004.......................................    13,849,875**
     355,000 Conexant Systems, Inc., 4.25%, due 05/01/2006.....     1,041,481
   2,870,000 Conexant Systems, Inc., (144A), 4.25%, due
              05/01/2006.......................................     8,419,863**
   3,455,000 Lattice Semiconductor Corp., (144A), 4.75%, due
              11/01/2006.......................................     4,530,369**
   4,390,000 Level One Communications, Inc., 4%, due
              09/01/2004.......................................    11,891,413
     765,000 LSI Logic Corp., 4.25%, due 03/15/2004............     1,737,506
   2,350,000 LSI Logic Corp., (144A), 4.25%, due 03/15/2004....     5,337,438**
  14,090,000 Micron Technology, Inc., 7%, due 07/01/2004.......    18,193,713
   6,410,000 Sanmina Corp., (144A), 4.25%, due 05/01/2004......     8,477,225**
  19,535,000 Solectron Corp., (144A), 0%, due 01/27/2019.......    14,773,344**
  10,350,000 STMicroelectronics N.V., 0%, due 09/22/2009.......    14,205,375
                                                                  -----------
             Total Electronics.................................   102,457,602
                                                                  -----------

  Principal                                                         Market
   Amount                                                            Value
  ---------                                                         ------
             Entertainment & Leisure (1.7%)
 $ 4,795,000 Merrill Lynch & Company, Inc., Exchangeable Time
              Warner, Inc., 0.25%, due 05/10/2006..............   $ 4,627,175
   3,180,000 Speedway Motorsports, Inc., 5.75%, due 09/30/2003.     3,307,200
                                                                  -----------
             Total Entertainment & Leisure.....................     7,934,375
                                                                  -----------
             Financial Services (2.0%)
   4,275,000 Lehman Brothers Holdings, Inc., 0%, due
              07/06/2004.......................................     4,681,125
   5,380,000 UBS AG Stamford, Exchangeable Nikkei 225 Index,
              0%, due 12/11/2003...............................     5,070,650
                                                                  -----------
             Total Financial Services..........................     9,751,775
                                                                  -----------
             Healthcare (1.6%)
   5,150,000 Affymetrix, Inc., (144A), 5%, due 10/01/2006......     7,699,250**
                                                                  -----------
             Insurance (2.7%)
   4,720,000 American International Group, Inc., 2.25%, due
              07/30/2004.......................................     7,392,700
   2,195,000 Berkshire Hathaway, Inc., 1%, due 12/03/2001......     5,465,550
                                                                  -----------
             Total Insurance...................................    12,858,250
                                                                  -----------
             Media-Broadcasting & Publishing (9.8%)
  17,455,000 Clear Channel Communications, Inc., 2.625%, due
              04/01/2003.......................................    25,898,849
  10,035,000 Echostar Communications Corp., (144A), 4.875%, due
              01/01/2007.......................................    12,355,594**
  10,840,000 News America Holdings, Inc., 0%, due 03/11/2013...     8,543,329
                                                                  -----------
             Total Media--Broadcasting & Publishing............    46,797,772
                                                                  -----------
             Pharmaceuticals (4.5%)
   5,175,000 Centocor, Inc., 4.75%, due 02/15/2005.............     6,915,094
   1,390,000 Sepracor, Inc., 7%, due 12/15/2005................     1,469,925
  12,310,000 Sepracor, Inc., (144A), 7%, due 12/15/2005........    13,017,825**
                                                                  -----------
             Total Pharmaceuticals.............................    21,402,844
                                                                  -----------

**  Restricted Security (Note 8).

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
[LOGO OF TCW]     TCW Convertible Securities Fund, Inc.
                  Schedule of Investments (continued)
                  December 31, 1999

--------------------------------------------------------------------------------

  Principal                                                         Market
   Amount                                                            Value
  ---------                                                         ------
             Retail (1.9%)
 $ 8,690,000 Costco Companies, Inc., (144A), 0%, due
              08/19/2017.......................................   $ 9,254,850**
                                                                  -----------
             Telecommunications (13.2%)
  22,280,000 American Tower Corp., (144A), 2.25%, due
              10/15/2009.......................................    21,778,700**
   2,980,000 CommScope, Inc., (144A), 4%, due 12/15/2006.......     3,237,025**
   1,410,000 Comverse Technology, Inc., (144A), 4.5%, due
              07/01/2005.......................................     4,809,863**
      53,700 Cox Communications, Inc., Exchangeable Sprint PCS,
              7.75%, due 11/15/2029............................     5,222,325
   4,265,000 Exchangeable Certificates Corp., (144A), 0.25%,
              due 07/17/2006...................................     4,798,125**
   8,930,000 Exodus Communications, Inc., (144A), 4.75%, due
              07/15/2008.......................................    12,055,500**
   8,760,000 Telefonos de Mexico, S.A. de C.V., 4.25%, due
              06/15/2004.......................................    11,420,850
                                                                  -----------
             Total Telecommunications..........................    63,322,388
                                                                  -----------
             Total Fixed Income Securities (Cost: $279,968,787)
              (82.4%)..........................................   393,824,500
                                                                  -----------

  Principal                                                        Market
   Amount                                                          Value
  ---------                                                        ------
             Short-Term Investments
 $ 2,195,903 BankBoston Corp., 4.87%, due 01/03/2000.........   $  2,195,903***
   2,000,000 Harris Trust and Savings Bank, 4.25%, due
              01/03/2000.....................................      2,000,000***
  11,218,500 Investors Bank and Trust Depository Reserve,
              4.5%, due 01/03/2000...........................     11,218,500
   7,940,097 Merrimac Money Market Fund......................      7,940,097***
                                                                ------------
             Total Short-Term Investments (Cost: $23,354,500)
              (4.9%).........................................     23,354,500
                                                                ------------
             TOTAL INVESTMENTS (Cost: $391,803,834) (110.3%).    526,924,496
             LIABILITIES IN EXCESS OF OTHER ASSETS (-10.3%)..    (49,316,956)
                                                                ------------
             NET ASSETS (100.0%).............................   $477,607,540
                                                                ============

 **  Restricted Security (Note 8).
***  Represents investments of security lending collateral (Note 5).

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
[LOGO OF TCW]     TCW Convertible Securities Fund, Inc.
                  Statement of Assets and Liabilities
                  December 31, 1999

--------------------------------------------------------------------------------

Assets:
  Investments at Value (Cost: $391,803,834) (Note 1)............. $526,924,496
  Interest and Dividends Receivable..............................    2,120,884
                                                                  ------------
    Total Assets.................................................  529,045,380
                                                                  ------------
Liabilities:
  Distributions Payable..........................................   38,821,170
  Payable upon Return of Securities Loaned (Note 5)..............   12,136,000
  Accrued Investment Advisory Fees (Note 3)......................      226,998
  Accounts Payable...............................................      253,672
                                                                  ------------
    Total Liabilities............................................   51,437,840
                                                                  ------------
Net Assets....................................................... $477,607,540
                                                                  ============
Net Assets were comprised of:
  Common Stock, par value $0.01 per share, (50,000,000 shares au-
   thorized, 42,196,924 shares issued and outstanding)........... $    421,969
  Paid-in Capital................................................  342,289,725
  Net Unrealized Appreciation of Investments.....................  135,120,662
  Distributions in Excess of Net Realized Gains on Investments...     (224,816)
                                                                  ------------
Net Assets....................................................... $477,607,540
                                                                  ------------
Net Asset Value per Share........................................ $      11.32
                                                                  ============

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
[LOGO OF TCW]     TCW Convertible Securities Fund, Inc.
                  Statement of Operations
                  Year Ended December 31, 1999

--------------------------------------------------------------------------------

Investment Income:
  Interest (Note 1) (including security lending fees of $27,314).. $ 11,923,998
  Dividends (Note 1) (net of foreign withholding taxes of
   $10,565).......................................................    5,824,786
                                                                   ------------
    Total Investment Income.......................................   17,748,784
                                                                   ------------
Expenses:
  Investment Advisory Fees (Note 3)...............................    2,380,623
  Custodian Fees..................................................      108,069
  Directors' Fees and Expenses (Note 6)...........................       83,000
  Transfer Agent Fees.............................................       55,203
  Accounting and Other Service Fees (Note 3)......................       54,648
  Printing and Distribution Costs.................................       50,000
  Administration Fees.............................................       42,000
  Proxy Costs.....................................................       42,000
  Listing Fees....................................................       34,658
  Audit and Tax Service Fees......................................       30,000
  Insurance Costs.................................................       18,279
  Business Tax Fees...............................................       11,939
  Legal Fees (Note 6).............................................        5,000
  Miscellaneous...................................................        2,000
                                                                   ------------
    Total Expenses................................................    2,917,419
                                                                   ------------
    Net Investment Income.........................................   14,831,365
                                                                   ------------
Net Realized Gains and Change in Unrealized Appreciation
 of Investments:
  Net Realized Gains on Investments...............................   50,315,333
  Change in Unrealized Appreciation of Investments................   82,201,510
                                                                   ------------
    Net Realized Gains and Change in Unrealized
     Appreciation of Investments..................................  132,516,843
                                                                   ------------
Increase in Net Assets Resulting from Operations.................. $147,348,208
                                                                   ============

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
[LOGO OF TCW]     TCW Convertible Securities Fund, Inc.
                  Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                               Year Ended        Year Ended
                                            December 31, 1999 December 31, 1998
                                            ----------------- -----------------
Increase (Decrease) in Net Assets:
Operations:
  Net Investment Income....................   $ 14,831,365      $ 13,786,605
  Net Realized Gains on Investments........     50,315,333        27,232,673
  Change in Unrealized Appreciation of
   Investments.............................     82,201,510         7,006,205
                                              ------------      ------------
    Increase in Net Assets Resulting from
     Operations............................    147,348,208        48,025,483
                                              ------------      ------------
Distributions to Shareholders:
  From Net Investment Income...............    (14,831,365)      (13,786,605)
  From Net Realized Gains on Investments...    (50,541,068)      (28,049,163)
                                              ------------      ------------
    Total Distributions to Shareholders....    (65,372,433)      (41,835,768)
                                              ------------      ------------
Capital Share Transactions:
  Shares Issued through Exercise of Common
   Stock Subscription Rights (3,172,657 for
   the year ended December 31, 1998)
   (Note 7)................................            --         29,988,611
  Shares Issued in Reinvestment of
   Dividends (207,029 for the year ended
   December 31, 1999 and 255,959 for the
   year ended December 31, 1998)...........      2,043,627         2,348,541
                                              ------------      ------------
    Total Increase in Net Assets...........     84,019,402        38,526,867
Net Assets:
Beginning of Year..........................    393,588,138       355,061,271
                                              ------------      ------------
End of Year................................   $477,607,540      $393,588,138
                                              ============      ============

See accompanying Notes to Financial Statements.

-------------------------------------------------------------------------------
[LOGO OF TCW]     TCW Convertible Securities Fund, Inc.
                  Notes to Financial Statements

-------------------------------------------------------------------------------
Note 1--Significant Accounting Policies:

 TCW Convertible Securities Fund, Inc. (the "Fund") was incorporated in Maryland on January 13, 1987 as a diversified, closed-end management investment company and is registered under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 5, 1987. The Fund's investment objective is to seek a total investment return, comprised of current income and capital appreciation through investment principally in convertible securities.

 The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 The following is a summary of the significant accounting policies consist-ently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Security Valuation: Securities traded on national exchanges are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period immediately preceding the time of de-termination. Other securities which are traded on the over-the-counter market are valued at the mean of the current bid and asked prices. Short-term debt securities with maturities of 60 days or less at the time of purchase are val-ued at amortized cost. Securities for which quotations are not readily avail-able and unregistered securities are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

Security Transactions and Related Investment Income: Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, while interest income is recorded on the accrual basis. Original issue discount is accreted as interest income using a constant yield to maturity. Discounts on securities purchased are recognized as interest income at the time the security is sold using a constant yield to maturity. Premiums on se-curities purchased are not amortized. Realized and unrealized gains and losses on investments are recorded on the basis of identified cost.

Distributions: The Fund's Board of Directors has adopted a policy under which it has declared quarterly dividends of $0.21 per share. Payments to share-holders under the distribution policy are reflected in the financial state-ments in the following order; first from net investment income and, depending upon the results achieved each year, secondly from net realized capital gains, thirdly as a distribution in excess of net investment income or capital gains which may become taxable to shareholders in the subsequent year and, lastly, as a return of capital which is not taxable to shareholders.

 Income and capital gain distributions are determined in accordance with in-come tax regulations which may differ from generally accepted accounting prin-ciples. These differences may be primarily due to differing treatments for losses

-------------------------------------------------------------------------------
[LOGO OF TCW]     TCW Convertible Securities Fund, Inc.
                  Notes to Financial Statements (continued)

-------------------------------------------------------------------------------
deferred due to wash sales and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclas-sifications to paid in capital and may affect net investment income per share.

Repurchase Agreements: The Fund may invest in repurchase agreements secured by U.S. Government Securities. A repurchase agreement arises when the Fund pur-chases a security and simultaneously agrees to resell it to the seller at an agreed upon future date. The Fund requires the seller to maintain the value of the securities, marked to market daily, at not less than the repurchase price. If the seller defaults on its repurchase obligation, the Fund could suffer de-lays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price.

Reclassifications: Certain reclassifications have been made to conform to 1999 presentation.

Note 2--Federal Income Taxes:

 It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

 During the year ended December 31, 1999, the Fund realized on a tax basis net realized gains of $50,534,054 on security transactions.

 As of December 31, 1999, net unrealized appreciation (depreciation) for federal income tax purposes is comprised of the following components:

Appreciated securities............................................ $136,470,723
Depreciated securities............................................   (1,689,933)
                                                                   ------------
Net unrealized appreciation....................................... $134,780,790
                                                                   ============
Cost of securities for federal income tax purposes................ $392,143,706
                                                                   ============

Note 3--Investment Advisory and Service Fees:

 TCW Investment Management Company (the "Adviser") is the Investment Adviser of the Fund. On January 3, 2000, the Adviser changed its name from TCW Funds Management, Inc. As compensation for the services rendered, facilities provid-ed, and expenses borne, the Adviser is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund's average net assets and 0.50% of the Fund's average net assets in excess of $100 mil-lion. From January 1, 1999 through August 31, 1999, the Adviser was also the administrator of the Fund's day-to-day operations. The Fund reimbursed the Ad-viser for the costs of providing accounting services to the Fund (up to a max-imum of $25,000 per year). On September 1, 1999, Investors Bank & Trust Com-pany became the administrator of the Fund.

Note 4--Purchases and Sales of Securities:

 For the year ended December 31, 1999, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated $495,523,122 and $521,905,920, respectively. There were no purchases or sales of

-------------------------------------------------------------------------------
[LOGO OF TCW]     TCW Convertible Securities Fund, Inc.
                  Notes to Financial Statements (continued)

-------------------------------------------------------------------------------
U.S. Government securities for the year ended December 31, 1999.

Note 5--Security Lending:

 During the year ended December 31, 1999, the Fund lent securities to brokers. The brokers provided collateral, which must be maintained at not less than 100% of the value of the loaned securities, to secure the obligation. At De-cember 31, 1999, the cash received from the borrowing broker was invested in short-term investments valued at $12,136,000, which is 102.95% of the value of the loaned securities.

Note 6--Directors' and Legal Fees:

 Directors who are not affiliated with the Investment Adviser received, as a group, aggregate fees and expenses of $83,000 from the Fund for the year ended December 31, 1999. Legal fees totaled $5,000 which were paid to O'Melveny & Myers, of which an individual who is of counsel, serves as a director of the Fund. Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Adviser.

Note 7--Common Stock Subscription Rights:

 Non-transferable rights to subscribe to shares of the Fund's common stock were issued to shareholders of record on June 29, 1998. The rights entitled the shareholders to acquire one share of newly issued common stock for each five rights held. At the termination of the subscription period on July 28, 1998, 3,172,657 shares of common stock were subscribed at a price of $9.49 per share as of July 29, 1998. Proceeds from the subscriptions, net of issuance costs, totaled $29,988,611.

Note 8--Restricted Securities:

 The following restricted securities held by the Fund at December 31, 1999 were valued both at the date of acquisition and December 31, 1999, in accordance with the Security Valuation policy of the Fund described in Note 1. The restricted securities were purchased in private placement transactions without registration under the Securities Act of 1933. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers, in a public offering registered under the Securities Act of 1933 (the "1933 Act") or in accordance with Rule 144A under the 1933 Act. The Fund may classify a Rule 144A security as liquid if it can be reasonably expected that the Fund would be able to dispose of the security within seven days in the ordinary course of business at approximately its carrying value. Rule 144A securities for which such a determination is not made and other restricted securities are deemed illiquid and are subject to an aggregate limitation of no more than 15% of the Fund's investment portfolio. The Fund will bear any costs incurred in connection with the disposition of restricted securities. The total value of restricted securities at December 31, 1999 is $188,004,754, which represents 39% of net assets. There were no securities deemed illiquid at December 31, 1999.

--------------------------------------------------------------------------------
[LOGO OF TCW]     TCW Convertible Securities Fund, Inc.
                  Notes to Financial Statements (continued)

--------------------------------------------------------------------------------

Note 8--Restricted Securities (continued)

  Principal
  Amount or
  Number of                                               Date of
   Shares                                               Acquisition    Cost
  ---------                                             ----------- -----------
 $ 5,150,000 Affymetrix, Inc., (144A), 5%, due
              10/01/2006..............................  09/16/1999  $ 5,025,471
 $22,280,000 American Tower Corp., (144A), 2.25%, due
              10/15/2009..............................  09/28/1999   15,828,998
 $11,700,000 ASM Lithography Holding N.V., (144A),
              4.25%, due 11/30/2004...................  11/19/1999   12,044,726
 $ 5,975,000 BEA Systems, Inc., (144A), 4%, due
              12/15/2006..............................  12/14/1999    5,975,000
 $ 2,575,000 CheckFree Holdings Corp., (144A), 6.5%,
              due 12/01/2006..........................  11/22/1999    2,641,175
 $ 2,980,000 CommScope, Inc., (144A), 4%, due
              12/15/2006..............................  12/09/1999    3,081,463
 $ 1,410,000 Comverse Technology, Inc., (144A), 4.5%,
              due 07/01/2005..........................  06/25/1999    1,320,588
 $ 2,870,000 Conexant Systems, Inc., (144A), 4.25%,
              due 05/01/2006..........................  07/13/1999    4,115,604
 $ 8,690,000 Costco Companies, Inc., (144A), 0%, due
              08/19/2017..............................  08/14/1997    4,713,726
 $10,035,000 Echostar Communications Corp., (144A),
              4.875%, due 01/01/2007..................  12/03/1999   10,035,000
 $ 4,265,000 Exchangeable Certificates Corp., (144A),
              0.25%, due 07/17/2006...................  06/24/1999    4,265,000

  Principal
  Amount or
  Number of                                                Date of
   Shares                                                Acquisition    Cost
  ---------                                              ----------- -----------
 $ 8,930,000 Exodus Communications, Inc., (144A),
              4.75%, due 07/15/2008...................   12/02/1999  $ 9,043,050
      20,420 Global Crossing Ltd., (144A), $8.944.....   12/10/1999    5,309,200
 $ 3,720,000 i2 Technologies, Inc., (144A), 5.25%, due
              12/15/2006..............................   12/06/1999    3,720,000
 $ 8,685,000 Interpublic Group of Companies, Inc.,
              (144A), 1.87%, due 06/01/2006...........   05/26/1999    7,441,321
 $ 3,455,000 Lattic Semiconductor Corp., (144A),
              4.75%, due 11/01/2006...................   10/29/1999    3,455,000
 $ 2,350,000 LSI Logic Corp., (144A), 4.25%, due
              03/15/2004..............................   03/16/1999    2,350,000
 $ 6,410,000 Sanmina Corp., (144A), 4.25%, due
              05/01/2004..............................   04/30/1999    6,426,800
 $12,310,000 Sepracor, Inc., (144A), 7%, due
              12/15/2005..............................   12/17/1998   12,877,585
 $ 5,950,000 Siebel Systems, Inc., (144A), 5.5%, due
              09/15/2006..............................   09/15/1999    6,110,067
 $19,535,000 Solectron Corp., (144A), 0%, due
              01/27/2019..............................   01/21/1999    9,179,373

--------------------------------------------------------------------------------
[LOGO OF TCW]     TCW Convertible Securities Fund, Inc.
                  Financial Highlights

--------------------------------------------------------------------------------

                                        Year Ended December 31,
                              ------------------------------------------------
                                1999      1998      1997      1996      1995
                              --------  --------  --------  --------  --------
Net Asset Value Per Share,
 Beginning of Year........... $   9.37  $   9.21  $   8.51  $   8.36  $   7.47
                              --------  --------  --------  --------  --------
Income from Operations:
 Net Investment Income.......     0.35      0.35      0.35      0.36      0.37
 Impact to Capital for Shares
  Issued.....................       --     (0.01)    (0.01)       --        --
 Net Realized and Unrealized
  Gains on Securities........     3.15      0.85      1.23      0.77      1.36
                              --------  --------  --------  --------  --------
    Total from Investment
     Operations..............     3.50      1.19      1.57      1.13      1.73
                              --------  --------  --------  --------  --------
Less Distributions:
 Distributions from Net
  Investment Income..........    (0.35)    (0.35)    (0.35)    (0.36)    (0.37)
 Distributions from Net
  Realized Gains.............    (1.20)    (0.68)    (0.52)    (0.62)    (0.33)
 Distributions in Excess of
  Net Realized Gains.........       --        --        --        --     (0.14)
                              --------  --------  --------  --------  --------
    Total Distributions......    (1.55)    (1.03)    (0.87)    (0.98)    (0.84)
                              --------  --------  --------  --------  --------
Net Asset Value Per Share,
 End of Year................. $  11.32  $   9.37  $   9.21  $   8.51  $   8.36
                              ========  ========  ========  ========  ========

Total Investment Return (1)..    16.10%    11.41%    12.98%    11.75%    33.60%
Net Asset Value Total Return
 (2).........................    39.16%    13.34%    19.10%    13.94%    24.00%

Ratios/Supplemental Data:
Net Assets, End of Year (in
 thousands).................. $477,608  $393,588  $355,061  $271,267  $264,608
Ratio of Expenses to Average
 Net Assets..................     0.68%     0.73%     0.74%     0.77%     0.81%
Ratio of Net Investment
 Income to Average Net
 Assets......................     3.47%     3.73%     3.95%     4.12%     4.60%
Portfolio Turnover Rate......   119.92%   124.51%   132.99%   125.72%   108.98%

(1) Based on market value per share, adjusted for reinvestment of distribu-tions.
(2) Based on net asset value per share, adjusted for reinvestment of distribu-tions.


See accompanying Notes to Financial Statements.

-------------------------------------------------------------------------------
[LOGO OF TCW]     TCW Convertible Securities Fund, Inc.
                  Independent Auditors' Report

-------------------------------------------------------------------------------
To the Board of Directors and Shareholders of TCW Convertible Securities Fund,
Inc.:

  We have audited the accompanying statement of assets and liabilities of TCW Convertible Securities Fund, Inc., (the "Fund") including the schedule of in-vestments, as of December 31, 1999 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and finan-cial highlights are the responsibility of the Fund's management. Our responsi-bility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the pe-riod then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting princi-ples.


/s/ Deloitte & Touche LLP

February 11, 2000
Los Angeles, California

--------------------------------------------------------------------------------
[LOGO OF TCW]     TCW Convertible Securities Fund, Inc.
                  Voting Information (Unaudited)

--------------------------------------------------------------------------------

Report of Annual Meeting of Shareholders (Unaudited):

 The Annual Meeting of Shareholders of the Fund was held on July 21, 1999. At the meeting, the following matters were submitted to a shareholder vote and approved by a vote of a majority of the Fund's oustanding voting securities;
(i) the election of Ernest O. Ellison, John C. Argue, Norman Barker, Jr., Richard W. Call, Coleman W. Morton, Charles A. Parker, Lawrence J. Sheehan and Robert G. Sims as Directors to serve until the next annual meeting of the Fund's shareholders and until their successors are elected and qualify (each Director received 37,706,667 affirmative votes; votes opposed 666,308 and votes withheld 202,008); (ii) Amendment of the Investment Advisory and Management Agreement to utilize the accounting services of Investors Bank and Trust Company for the Fund's books and records, (votes for: 36,503,286; votes against 1,216,561 and abstentions 855,136); (iii) the ratification of the selection of Deloitte & Touche LLP as independent auditors of the Fund for the fiscal year ending December 31, 1999 (votes for: 37,865,433; votes against 260,937 and abstentions 448,613). 42,145,475 shares were outstanding on the record date for this meeting and 38,574,983 shares entitled to vote were present in person or by proxy at the meeting.

                              [LOGO OF TCW/(R)/]